SECOND AMENDMENT TO LEASE

         This SECOND AMENDMENT TO LEASE (the "Agreement") is made as of this 30th day of August , 1999 by and between DALLAS OFFICE PORTFOLIO, L.P., a Delaware limited partnership ("Landlord") as successor-in- interest to GREENVILLE AVENUE PROPERTIES, LTD. ("Previous Landlord") and PREFERRED VOICE, INC. having an address at 6500 Greenville Avenue, Suite 570, Dallas, Texas, 75206 ("Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into a Lease dated February 3, 1998, as amended by that First Amendment to Lease dated March 1, 1999 (the "Lease") with respect to the Premises consisting of approximately 3,588 square feet ("Existing Space") known as Suite 570, in the building known as 6500
Greenville Place, located at 6500 Greenville Avenue, Dallas, Texas, which premises are more particularly described in the Lease; and;

         WHEREAS, Landlord and Tenant now mutually desire to amend the Lease to reflect (i) the addition of 2,535 square feet (the "Expansion Space") as shown on Exhibit "B-2" annexed hereto and made a part thereof, which all space combined (including the Expansion Space and Existing Space) shall be known as Suite 570, consisting of 6,123 rentable square feet as shown on Exhibit "B- 1" annexed hereto and made a part hereof (the "Premises"), and (ii) the then subsequent extension of lease on the Existing Space and to further amend the terms and conditions of the Lease as set forth below; and;

         NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants  herein
contained,   and  other  good  and  valuable  consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, Landlord and Tenant hereby covenant and agree as follows:

         1. The provisions of this Agreement shall supersede any inconsistent provisions contained in the Lease, regardless of whether such inconsistent provisions are contained in the printed portion of the Lease or any rider annexed thereto and made a part thereof. All capitalized items not otherwise defined herein shall have the same meanings ascribed to them in the Lease.

         2. The Effective Date for the first 1,409rsf ("First Expansion Space" refer to Exhibit B-2 for location) expansion shall commence October 1, 1999 ("Primary Effective Date") and subsequently, the Effective Date for the remaining 1,126rsf ("Second Expansion Space" refer to Exhibit B-2 for location) shall commence January 1, 2000 ("Secondary Effective Date")

         3. A).Effective from and after the day following substantial completion of the Work in the Existing Space and the First Expansion Space ("Substantial Completion Date" which is estimated to be September 30, 1999), Tenant shall then occupy both the Existing Space and the First Expansion Space ("Primary Effective Date"). Landlord and Tenant shall confirm the Primary Effective Date in an acceptance letter or other written instrument after the Primary Effective Date within fifteen (15) days of demand therefore by Landlord, provided, however, that the failure of Landlord and Tenant to execute such letter or instrument shall not affect the Primary Effective Date as established pursuant to this Paragraph 3(A). If the Primary Effective Date occurs on a day other than the first day of a calendar month, rent and such other amounts constituting additional rental under the Lease with respect to the First Expansion Space shall be prorated on a per diem basis for the month in which the Primary Effective Date shall occur. Tenant expressly waives any right to rescind this Agreement or the Lease, or any damages, direct or indirect, which may result from Landlord's failure to deliver the First Expansion Space by September 30, 1999. If Landlord shall be unable to deliver to Tenant possession of the First Expansion Space by September 30, 1999, then rent for the Existing Space shall continue and rent for the First Expansion Space only shall abate for such period as possession by Tenant is delayed unless Tenant shall cause such delay in which case rent shall not abate and rent for the Existing Space and the First Expansion Space shall commence October 1, 1999 (according to the rent schedule as addressed in paragraph 5 below). The abatement of rent with respect to the First Expansion Space, does constitute full settlement of all claims which Tenant might otherwise have against Landlord by reason of the First Expansion Space not being ready for occupancy by September 30, 1999 and no such failure by Landlord to deliver possession of the First Expansion Space shall affect or impair the validity of the Agreement or the Lease, or the obligations of Tenant hereunder or give rise to any claim for damages by Tenant or claim for rescission of this Agreement or the Lease. Notwithstanding anything contained herein to the contrary, if Landlord is unable to deliver the First Expansion Space to Tenant by September 30, 1999, then the term of this Lease shall be extended by the number of days of such delay in commencement of the Primary Effective Date and the Base Annual Rent for that extension period shall be equal to the per diem rate Tenant paid during the month of December, 2003. If Substantial Completion can be achieved earlier than September 30, 1999, then Landlord shall give Tenant ten (10) days prior written notice and Tenant shall agree to move into the First Expansion Space the next morning following Substantial Completion and commence the Primary Effective Date on that date at a daily rate (for the First Expansion Space) of $61.76 for those days occupied by Tenant prior to October 1, 1999.

                  B).Effective from and after the day following substantial completion of the Work in the Second Expansion Space ("Substantial Completion Date" which is defined as December 31, 1999), Tenant shall then also occupy the Second Expansion Space ("Secondary Effective Date"). Landlord and Tenant shall confirm the Secondary Effective Date in an acceptance letter or other written instrument after the Secondary Effective Date within fifteen (15) days of demand therefore by Landlord, provided, however, that the failure of Landlord and Tenant to execute such letter or instrument shall not affect the Secondary Effective Date as established pursuant to this Paragraph 3(B). If the Secondary Effective Date occurs on a day other than the first day of a calendar month, rent and such other amounts constituting additional rental under the Lease with respect to the Second Expansion Space shall be prorated on a per diem basis for the month in which the Secondary Effective Date shall occur. Tenant expressly waives any right to rescind this Agreement or the Lease, or any damages, direct or indirect, which may result from Landlord's failure to deliver the Second Expansion Space by December 31, 1999. If Landlord shall be unable to deliver to Tenant possession of the Second Expansion Space by December 31, 1999, then rent for the Existing Space and the First Expansion Space shall continue and rent for the Second Expansion Space only shall abate for such period as possession by Tenant is delayed unless Tenant shall cause such delay in which case rent shall not abate and rent for the Second Expansion Space shall commence January 1, 2000. The abatement of rent with respect to the Second Expansion Space, does constitute full settlement of all claims which Tenant might otherwise have against Landlord by reason of the Second Expansion Space not being ready for occupancy by December 31, 1999 and no such failure by Landlord to deliver possession of the Second Expansion Space shall affect or impair the validity of the Agreement or the Lease, or the obligations of Tenant hereunder or give rise to any claim for damages by Tenant or claim for rescission of this Agreement or the Lease. Notwithstanding anything contained herein to the contrary, if Landlord is unable to deliver the Second Expansion Space to Tenant by December 31, 1999, then the term of this Lease shall be extended by the number of days of such delay in commencement of the Secondary Effective Date and the Base Annual Rent for that extension period shall be equal to the per diem rate Tenant paid during the month of December, 2003. If Tenant should wish to occupy the Second Expansion Space earlier than January 1, 2000, Tenant shall then give Landlord 45 days prior written notice of such request, and within 10 days following Landlord's notice of early commencement, sign Landlord's document signifying such early required commencement. If Landlord is then able to achieve Substantial Completion earlier than December 31, 1999, then Landlord shall give Tenant ten (10) days prior written notice and Tenant shall agree to move in the morning following Substantial Completion and commence the Secondary Effective Date on that date at a daily rate (for the Second Expansion Space) of $49.36 for those days prior occupied by Tenant to January 1, 2000.

         4. Upon Tenant's execution thereof, Tenant shall pay to Landlord the sum of $3,578.58 to be held by Landlord as additional security pursuant to
Article 6 of the Fundamental Lease Provisions of the Lease, for a total Security Deposit held of $8,512.08.

         5. Effective from and after October 1, 1999, Base Annual Rent, as reflected in Article 4 of the Fundamental Lease Provisions shall be:

                           *October 1, 1999  -December  31,  1999:$6,662.67  per
                           month January 1, 2000-December 31, 2000:$8,357.90 per
                           month January 1, 2001-December 31, 2001:$8,613.02 per
                           month January 1, 2002-December 31, 2002:$8,674.25 per
                           month January 1, 2003 -December 3 1, 2003:$ 8,929.3 8
                           per month

* If the Primary or Secondary Effective Dates should commence prior to the dates specified in paragraphs 3(A) and (B) above, then the monthly rental shall be adjusted as provided for therein.

         6. For and in consideration of the covenants contained in the Lease to which this Agreement has been made a part, Landlord and Tenant agree that the ending date, as defined in Paragraph (3) of the Fundamental Lease Provisions section of the Lease shall become December 31, 2003, unless otherwise adjusted as detailed in paragraphs 3(A) & 3(B) above.

         7. (A) Landlord, at its sole cost and expense, shall provide Tenant requested improvements (the "Improvements") to the Existing Space and the First Expansion Space only, in a building standard manner for a cost to Landlord not to exceed $16.986.59 ("Landlord's Primary Allowance") and in the manner specified in Exhibit "A-1" ("Work Letter") and the contractor's bid (Exhibit A-2) herein attached. In the event the cost of completing the Improvements exceeds Landlord's Allowance or if Tenant makes any changes to the Improvements, Tenant expressly agrees that the costs attributable to those changes shall be the sole responsibility of Tenant and Tenant shall pay same to Landlord upon demand as specified in Exhibit A-1. Except for the Improvements, Tenant acknowledges and agrees that it has made a full and complete inspection of the Existing Space and the First Expansion Space and accepts such in its present "as-is" condition as suitable for Tenant's intended use and occupancy and/or continued occupancy thereof. Upon Tenant's possession of the First Expansion Space, it shall be conclusively presumed that same has been so accepted by Tenant, is in satisfactory conditions and complies fully with Landlord's covenants and obligations.

                  (B) Landlord, at its sole cost and expense, shall provide Tenant requested improvements (the "Improvements") to the Second Expansion Space only, in a building standard manner for a cost to Landlord not to exceed $12,795.15 ("Landlord's Secondary Allowance") and in the manner specified in Exhibit "A-3" ("Work Letter") and the contractor's bid (Exhibit A-4) herein attached. In the event the cost of completing the Improvements exceeds Landlord's Allowance or if Tenant makes any changes to the Improvements, Tenant expressly agrees that the costs attributable to those changes shall be the sole responsibility of Tenant and Tenant shall pay same to Landlord upon demand as specified in Exhibit A-3. Except for the Improvements, Tenant acknowledges and agrees that it has made a full and complete inspection of the Second Expansion Space and accepts such in its present "as-is" condition as suitable for Tenant's intended use and occupancy thereof. Upon Tenant's possession of the Second Expansion Space, it shall be conclusively presumed that same has been so accepted by Tenant, is in satisfactory conditions and complies fully with Landlord's covenants and obligations.

         8. Tenant expressly warrants and represents that the sole brokers who negotiated and brought about this transaction was Transwestern Commercial Services ("Landlord's Agent") and Swearingen Realty Group ("Tenant's Agent"). Tenant represents it neither consulted nor negotiated with any brokers other than those named herein with regard to the Promises. Tenant agrees to indemnify, defend and save Landlord harmless from and against any claims for fees or commissions from anyone or any entity other than those brokers named herein, with whom Tenant has dealt in connection with this Agreement. The foregoing provisions contained in this Paragraph 8 shall survive the expiration or early termination of the Lease.

         9. (A) Effective from and after the Primary Effective Date, Tenant's parking as referred to in Section 12 of the Fundamental Lease Provisions shall be amended to read: "A total of four (4) Garage parking spaces at no charge during the term and eleven (11) Lot spaces at no charge during the term, all on a first come first serve basis."

                  (B)  Effective  from and after the Secondary  Effective  Date,
Tenant's parking as referred to in Section 12 of the Fundamental Lease Provisions shall be amended to read: "A total of six (6) Garage parking spaces at no charge during the term and seventeen (17) Lot spaces at no charge during the term, all on a first come first serve basis."

         10. Effective from and after the Primary and Secondary Effective Dates, #10 of the First Amendment to Lease shall be modified to include the entire Premises (including the Existing Space, the First Expansion Space and the Secondary Expansion Space) so that Landlord's Annual Operating Cost Contribution (as addressed in Section 5 of the Fundamental Lease Provisions) shall be Actual Expenses for Calendar Year 1999 for building standard services, with no cap of any kind.

         11. Effective from and after the Primary Effective Date, #11 of the First Amendment to Lease shall become null and void and Tenant shall no longer have any Right of First Refusal under this lease.

Dallas1 571383 v 1, 99999.00001

         12. This Agreement shall not constitute an Agreement by Landlord and shall not be binding upon Landlord unless and until this Agreement shall be executed by Landlord and Tenant and shall be delivered by Landlord to Tenant.

         13. This Agreement may not be changed orally, and shall be binding upon and shall inure to the benefit of the parties to it, their respective heirs, successors and, as permitted, their assigns.

         14. Except as hereby modified or amended, all of the terms, covenants and conditions of the Lease shall remain unmodified and in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Agreement as of the day and year first above written.

LANDLORD:                                                  TENANT:

Dallas Office Portfolio, L.P.,                             Preferred Voice, Inc.
a Delaware limited partnership

By: Suburban Dallas Office Portfolio, LLC,
    a Delaware limited liability company, its
    sole general partner

  By:  Beacon Capital Partners, L.P., a Delaware
       limited partnership, its sole member

      By:  Beacon Capital Partners, Inc., a Maryland
           corporation, its sole general partner

         By:  /s/ E. Valker Wheeler                     By:   /s/ Mary Merritt
              ---------------------                           ------------------
              Name: E. Valker Wheeler                         Name: Mary Merritt
              -----------------------                         ------------------
              Title: S.V.P.                                   Title: VP Finance
              -------------                                   ------------------
                                                              Hereunto Duly
                                                              Authorized

Date Signed: 8/30/99                                         Date Signed:8/25/99
            --------                                                     -------

                                  EXHIBIT "A-1"

                                   WORK LETTER

                                       TO

                             OFFICE LEASE AGREEMENT

                                     BETWEEN

                           DALLAS OFFICE PORTFOLIO, L.P.,
                           a Delaware limited partnership
                                       AND

                              PREFERRED VOICE, INC.

         This Exhibit sets forth the respective obligations of, and the procedures to be followed by, Landlord and Tenant in the design and construction of those improvements that will prepare the Existing Premises and the First Expansion Space described in Exhibit B-2 of the Lease for Tenant's use and/or continued occupancy.

1.       The Work.
         --------

         The "Work" will consist of leasehold improvements described in the floor plan and specifications attached to this Lease as Exhibit C-1 ("Final Plan-1").

         B. Landlord will pay all costs and fees incurred in connection with construction of the leasehold improvements as described in the Final Plan-1 up to a cost of $16,986.59. Tenant will pay all costs and fees incurred in connection with preparation of plans and working drawings (if should later be required) and construction resulting from a change requested by Tenant pursuant to Paragraph 2 of this Exhibit and any amount in excess of $16,986.59 incurred by Landlord in connection with the design and construction of the Work (collectively, "Tenant's Cost"). Tenant's Cost hereunder will be deemed additional rent under the Lease.

2.       Changes.
         -------

         A. If Tenant desires any changes, alterations or additions to the Final Plan-1, Tenant must submit a detailed written request to Landlord ("Change Order"). If reasonable and practicable and generally consistent with the Final Plan-1 previously approved, Landlord will comply with the Change Order, but all costs in connection therewith, including without limitation any additional plans, drawings and engineering reports or opinions or modifications of such existing items, will be paid for by Tenant. Landlord may at any time reasonably estimate Tenant's Cost for a Change Order, in advance, and, Tenant will deposit the estimated amount with Landlord within five (5) days after requested by Landlord. If such estimated amount exceeds the actual amount of Tenant's Cost, Tenant will receive a refund of the difference, and if the actual amount exceeds the estimated amount, Tenant will pay the difference to Landlord within five (5) days after requested by Landlord. If any additional plans, drawings or specifications, or modifications of such items, are required to construct a Change Order, the same will be prepared (at Tenant's cost by Tenant's architect) and approved in the manner described above. Under no circumstances will any Change Orders serve to abate the rentals under the Lease.

3.       Substantial Completion.
         ----------------------

         A. Landlord will be deemed to have "substantially completed" the Work for the purposes thereof if Landlord has caused all of the Work to be completed substantially except for so called "punch list items," e.g., minor details of construction or decoration or mechanical adjustments which do not substantially interfere with Tenant's occupancy of the First Expansion space and/or continued occupancy of Existing Premises to be made by Tenant. If there is any dispute as to whether Landlord has substantially completed the Work, the good faith decision of Landlord's architect will be final and binding on the parties.

         B. If Landlord notifies Tenant in writing that the Work is substantially completed, and Tenant fails to object thereto in writing within three (3) days thereafter specifying in reasonable detail the items of Work needed to be performed in order for substantial completion, Tenant will be deemed conclusively to have agreed that the Work is substantially completed, for purposes of commencing rental under the Lease.

         C. Substantial completion will not prejudice Tenant's rights to require full completion of any remaining items of Work. However, if Landlord notifies Tenant in writing that the Work is fully completed, and Tenant fails to object thereto in writing within fifteen (15) days thereafter specifying in reasonable detail the items of work needed to be completed and the nature of work needed to complete said items, Tenant will be deemed conclusively to have accepted the Work as fully completed (or such portions thereof as to which Tenant has not so objected).

4.       Construction.
         ------------

         A. Landlord reserves the right to substitute comparable or better materials and items for those shown in the attached Final Plan-1.

         B. Landlord warrants that Landlord will employ an experienced, licensed contractor to construct the leasehold improvements and will require in the construction contract that such contractor construct the leasehold improvements in a good and workmanlike manner and in compliance with all applicable laws, ordinances and building codes; provided, however, Tenant will be solely responsible for determining whether or not Tenant is a public accommodation under The Americans with Disabilities Act and Texas Architectural Barriers Act and whether or not the Final Plan-1 complies with such laws and the regulations thereunder.

5.       Liability.
         ---------

         The parties acknowledge that Landlord is not an architect or engineer, and that the Work will be performed by Landlord's independent contractor. Accordingly, Landlord does not guarantee or warrant that the Final Plan- 1 will be free from errors or omissions, nor that the Work will be free from defects, and Landlord will have no liability therefor. In the event of such errors, omissions, or defects, by the independent contractor, Landlord will cooperate in any action Tenant desires to bring against such party.

6.       Incorporation Into Lease: Default .
         ----------------------------------

         THE PARTIES AGREE THAT THE PROVISIONS OF THIS EXHIBIT ARE HEREBY INCORPORATED BY THIS REFERENCE INTO THE LEASE FULLY AS THOUGH SET FORTH THEREIN. In the event of any express inconsistencies between the Lease and this Exhibit, the latter will govern and control. Any default by Tenant hereunder will constitute a default by Tenant under the Lease and Tenant will be subject to the remedies and other provisions applicable thereto under the Lease.

INITIALED FOR                                             INITIALED FOR
IDENTIFICATION:                                           IDENTIFICATION:
BY LANDLORD:                                              BY TENANT:

------------------                                        ----------------------

                                  EXHIBIT "A-2"

                                CONTRACTOR'S BID

                       [chart outlining break-down of bid]

                                 EXHIBIT "A-3"

                                   WORK LETTER

                                       TO

                             OFFICE LEASE AGREEMENT

                                     BETWEEN

                           DALLAS OFFICE PORTFOLIO, L.P.,
                          a Delaware limited partnership
                                       AND

                              PREFERRED VOICE, INC.

         This Exhibit sets forth the respective obligations of, and the procedures to be followed by, Landlord and Tenant in the design and construction of those improvements that will prepare the Second Expansion Space described in Exhibit B-2 of the Lease for Tenant's use and occupancy.

1.       The Work.
         --------

         The "Work" will consist of leasehold improvements described in the floor plan and specifications attached to this Lease as Exhibit C-2 ("Final Plan-2").

         B. Landlord will pay all costs and fees incurred in connection with construction of the leasehold improvements as described in the Final Plan-2 up to a cost of $12,795. 15. Tenant will pay all costs and fees incurred in connection with preparation of plans and working drawings (if should later be required) and construction resulting from a change requested by Tenant pursuant to Paragraph 2 of this Exhibit and any amount in excess of $12,795.15 incurred by Landlord in connection with the design and construction of the Work (collectively, "Tenant's Cost"). Tenant's Cost hereunder will be deemed additional rent under the Lease.

2.       Changes.
         -------

         A. If Tenant desires any changes, alterations or additions to the Final Plan-2, Tenant must submit a detailed written request to Landlord ("Change Order"). If reasonable and practicable and generally consistent with the Final Plan-2 previously approved, Landlord will comply with the Change Order, but all costs in connection therewith, including without limitation any additional plans, drawings and engineering reports or opinions or modifications of such existing items, will be paid for by Tenant. Landlord may at any time reasonably estimate Tenant's Cost for a Change Order, in advance, and, Tenant will deposit the estimated amount with Landlord within five (5) days after requested by Landlord. If such estimated amount exceeds the actual amount of Tenant's Cost, Tenant will receive a refund of the difference, and if the actual amount exceeds the estimated amount, Tenant will pay the difference to Landlord within five (5) days after requested by Landlord. If any additional plans, drawings or specifications, or modifications of such items, are required to construct a Change Order, the same will be prepared (at Tenant's cost by Tenant's architect) and approved in the mariner described above. Under no circumstances will any Change Orders serve to abate the rentals under the Lease.

3.       Substantial Completion.
         ----------------------

         A. Landlord will be deemed to have "substantially completed" the Work for the purposes thereof if Landlord has caused all of the Work to be completed substantially except for so called "punch list items," e.g., minor details of construction or decoration or mechanical adjustments which do not substantially interfere with Tenant's occupancy of the Second Expansion space to be made by Tenant. If there is any dispute as to whether Landlord has substantially completed the Work, the good faith decision of Landlord's architect will be final and binding on the parties.

4.       Construction.
         ------------

         A. Landlord reserves the right to substitute comparable or better materials and items for those shown in the attached Final Plan-2.

         B. Landlord warrants that Landlord will employ an experienced, licensed contractor to construct the leasehold improvements and will require in the construction contract that such contractor construct the leasehold improvements in a good and workmanlike manner and in compliance with all applicable laws, ordinances and building codes; provided, however, Tenant will be solely responsible for determining whether or not Tenant is a public accommodation under The Americans with Disabilities Act and Texas Architectural Barriers Act and whether or not the Final Plan-2 complies with such laws and the regulations thereunder.

5.       Liability..
         ---------

         The parties acknowledge that Landlord is not an architect or engineer, and that the Work will be performed by Landlord's independent contractor. Accordingly, Landlord does not guarantee or warrant that the Final Plan-2 will be free from errors or omissions, nor that the Work will be free from defects, and Landlord will have no liability therefor. In the event of such errors, omissions, or defects, by the independent contractor, Landlord will cooperate in any action Tenant desires to bring against such party.

6.       Incorporation Into Lease: Default.
         ---------------------------------

         THE PARTIES AGREE THAT THE PROVISIONS OF THIS EXHIBIT ARE HEREBY INCORPORATED BY THIS REFERENCE INTO THE LEASE FULLY AS THOUGH SET FORTH THEREIN. In the event of any express inconsistencies between the Lease and this Exhibit the latter will govern and control. Any default by Tenant hereunder will constitute a default by Tenant under the Lease and Tenant will be subject to the remedies and other provisions applicable thereto under the Lease.

         INITIALED FOR                                  INITIALED FOR
         IDENTIFICATION                                 IDENTIFICATION
         BY LANDLORD:                                   BY TENANT:

         ------------------                             ------------------

                            Exhibits "C-1" and "C-2"

               [Graphics of site plans or layout of leased spaces]